UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number   811-22891

Little Harbor MultiStrategy Composite Fund

(Exact name of registrant as specified in charter)

30 Doaks Lane
Marblehead, Massachusetts 01945

(Address of principal executive offices) (Zip code)

Randall Carrigan, Esq.
Managing Principal, Chief Legal and Compliance Officer
Little Harbor Advisors, LLC
30 Doaks Lane
Marblehead, Massachusetts 01945

(Name and address of agent for service)

Registrant's telephone number, including area code: (781) 639-3000

Copy To:

John Hunt, Esq.
Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

Date of fiscal year end: March 31

Date of reporting period: March 31, 2016

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Financial Statements

For the Year Ended March 31, 2016

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)

Table of Contents

For the Year Ended March 31, 2016

Report of Independent Registered Public Accounting Firm	1
Schedule of Investments	2-3
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Statement of Cash Flows	7
Financial Highlights	8
Notes to Financial Statements	9-19
Fund Management (unaudited)	20-21
Other Information (unaudited)	22

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders
Little Harbor MultiStrategy Composite Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Little Harbor MultiStrategy Composite Fund (the Fund) as of March 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets, cash flows, and financial highlights for the year ended March 31, 2016 and for the period from February 2, 2015 (commencement of operations) to March 31, 2015. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2016, by correspondence with the custodian and investee funds’ investment advisor or administrator. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Little Harbor MultiStrategy Composite Fund as of March 31, 2016, and the results of its operations and its cash flows for the year then ended, the changes in net assets and financial highlights for the year ended March 31, 2016 and for the period from February 2, 2015 (commencement of operations) to March 31, 2015 in conformity with U.S. generally accepted accounting principles.

/s/ RSM US LLP

Boston, Massachusetts
June 7, 2016

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Schedule of Investments - March 31, 2016

Investments in Investee Funds (93.1%)	Cost	Fair Value	% of Net Assets	Redemptions Permitted	Redemption Notification Period
Hedged Equity Strategies (47.1%) (See Note 2)
Buckingham RAF Partners L.P. [a,b]	$762,836	$751,695	12.7%	Quarterly [c]	30 days
Corsair Capital Partners 100, L.P. [a,b]	709,973	659,733	11.2%	Quarterly [c]	45 days
Hadron Fund, L.P. [a,b]	685,025	703,986	11.9%	Monthly [c]	30 days
Zadig Fund [a,b]	632,004	667,157	11.3%	Monthly [c]	30 days
Total Hedged Equity Strategies		$2,782,571

Global Macro Strategies (35.1%) (See Note 2)
Argonaut Macro Partnership, L.P. [a,b]	$758,386	$670,948	11.3%	Quarterly [c]	30 days
Eclipse Global Partners, L.P. [a,b]	835,686	750,716	12.7%	Monthly [c]	30 days
Revolution Capital Management Alpha Fund, L.P. [a,b]	596,800	657,269	11.1%	Monthly [c]	30 days
Total Global Macro Strategies		$2,078,933

Opportunistic Value in Credit and Equity Securities Strategies (10.9%) (See Note 2)
New Generation Limited Partnership [a,b]	$810,000	$646,910	10.9%	Quarterly [c]	30 days
Total Opportunistic Value in Credit and Equity Securities Strategies
Total Investments in Investee Funds (cost $5,790,710)		$5,508,414

Short-Term Investment (4.7%)	Shares	Fair Value
Fidelity Institutional Money Market Portfolio, Class I, 0.35% [d]	280,546	$280,546
Total Short-Term Investment (cost $280,546)		$280,546

Total Investments (cost $6,071,256) (97.9%)		$5,788,960

Other assets in excess of liabilities (2.1%)		127,141
Net Assets - 100.0%		$5,916,101

Futures Contracts	Expiration Date	Number of contracts	Notional Amount	Unrealized Appreciation (Deprecation)
Short Contracts
E-MINI S&P 500	Jun-2016	2	205,150	$370	0%[e]

[a]	Non-income producing.
[b]	Investee Funds are issued in private placement transactions and as such are restricted as to resale and redemption frequency, as further discussed in footnotes.
[c]	The Fund has a right to withdraw at least once per quarter at least 25% of its investment in the Investee Fund. The Investee Fund may permit larger and more frequent redemptions.
[d]	Variable rate security; represents the published 7-day yield as of March 31, 2016.
[e]	Rounds to less than 0.05% of Net Assets.

There are also no unfunded commitments to the Investee Funds.

See Notes to Financial Statements

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Schedule of Investments - March 31, 2016 (continued)

INVESTMENT TYPE AS A PERCENTAGE OF TOTAL INVESTMENTS AS FOLLOWS (unaudited):

See Notes to Financial Statements

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Statement of Assets and Liabilities - March 31, 2016

Assets
Investments in Investee Funds, at fair value (cost $5,790,710)	$5,508,414
Short-term investments, at fair value (cost $280,546)	280,546
Cash held with broker	88,961
Unrealized depreciation on open futures contracts	370
Prepaid assets	42,599
Sales of investee funds receivable	127,000
Due from Investment Manager	59,747
Interest receivable	172
Total Assets	6,107,809

Liabilities
Investment Manager fees payable	4,826
Legal fees payable	123,140
Professional fees payable	46,250
Accounting and administration fees payable	7,983
Transfer agent fees payable	4,400
Shareholder servicing fees payable	1,308
Custodian fees payable	2,600
Other payable	1,201
Total Liabilities	191,708

Components of Net Assets
Paid-in capital	6,550,982
Accumulated net investment loss	(360,574)
Accumulated net realized gain on investments and futures	(2,006)
Net unrealized depreciation on investments and futures	(272,301)
Total Net Assets	$5,916,101

Net asset value per share of beneficial interest (Total net assets divided by 13,783 shares of beneficial interest outstanding)	$429.23
Number of authorized shares of beneficial interest*	698,926 *
Number of outstanding shares of beneficial interest	13,783

*	Based on $300,000,000 total value of shares of beneficial interest currently registered, divided by the Fund's current Net Asset Value per share.

See Notes to Financial Statements

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Statement of Operations - For the Year Ended March 31, 2016

Investment income
Interest	$965
Total investment income	965
Expenses
Investment management fees (see Note 3)	136,478
Legal fees (see Note 2.e)	402,731
Accounting and administration fees (see Note 4)	94,500
Professional fees	52,775
Insurance expense	37,649
Transfer agent fees	27,072
Registration fees	22,900
Shareholder servicing fees (see Note 3)	17,060
Custodian fees	16,538
Trustees' fees (see Note 3)	15,000
Other expenses	20,607
Total expenses, before reimbursement from Investment Manager	843,310

Expense reimbursement (see Note 3)	(63,793)
Expense waiver (see Note 3)	(15,000)
Net expenses	764,517
Net investment loss	(763,552)

Net realized gains and unrealized appreciation/depreciation on investments and futures
Net realized gain on investments	14,710
Net realized gain on futures	1,622
Net change in unrealized appreciation on futures	370
Net change in unrealized depreciation on investments	(391,741)
Net realized gains and unrealized appreciation/depreciation of investments and futures	(375,039)

Net decrease in Net Assets resulting from operations	$(1,138,591)

See Notes to Financial Statements

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Statements of Changes in Net Assets

	For the Year ended March 31, 2016	For the Period February 2, 2015 through March 31, 2015
Operations
Net investment loss	$(763,552)	$(77,712)
Net realized gains on investments	14,710	-
Net realized gains on futures	1,622	26,852
Net change in unrealized appreciation of futures	370	-
Net change in unrealized depreciation of investments	(391,741)	109,445
Net Increase (decrease) in Net Assets resulting from operations	$(1,138,591)	$58,585

Distributions to Shareholders from realized gains	$(19,860)	$-
Decrease in Net Assets from distributions to shareholders	$(19,860)	$-

Capital Share Transactions
Capital contributions	$2,060,000	$5,280,000
Reinvested distributions	$13,076	$-
Capital redemptions	(587,109)	-
Increase in Net Assets from capital share transactions	$1,485,967	$5,280,000

Total Increase	$327,516	$5,338,585

Net Assets
Beginning of year/period	5,588,585	250,000
End of year/period	$5,916,101	$5,588,585

Accumulated net Investment Income	$(360,574)	$-

Share of Beneficial Interest (Shares) Activity
Shares beginning of year/period	10,970	500	*
Share contributions	4,088	10,470
Share reinvestments	28	-
Share redemptions	(1,303)	-
Shares end of year/period	13,783	10,970
Net increase in outstanding shares from share activity	2,813	10,470

*	Net of capital contributions and prior period capital contribution of $250,000 and 500 shares from before the Fund commenced operations.

See Notes to Financial Statements

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Statement of Cash Flows - For the Year Ended March 31, 2016

Cash flows from operating activities:
Net decrease in Net Assets resulting from operations	$(1,138,591)
Adjustments to reconcile net decrease in Net Assets resulting from operations to net cash used in operating activities:
Net realized gain from investments	(14,710)
Net purchases of investments in Investee Funds	(1,376,000)
Net purchases of short-term investments	(70,639)
Net change in unrealized depreciation on investments	391,371
Decrease in advance investment fund contributions	1,150,000
Decrease in shareholder subscriptions received in advance	(1,060,000)
Increase in sales receivable	(127,000)
Increase in interest receivable	(164)
Decrease in prepaid assets	5,647
Increase in due from Investment Manager	(43,175)
Increase in legal fees payable	111,140
Increase in professional fees payable	20,065
Decrease in accounting and administartion fees payable	(7,033)
Decrease in incentive fee payable	(12,581)
Decrease in transfer agent fees payable	(1,406)
Decrease in shareholder servicing fees payable	(325)
Increase in custodian fees payable	2,263
Decrease in other payable	(7,860)
Net cash used in operating activities	(2,178,998)

Cash flows from financing activities:
Capital contributions	2,060,000
Capital redemptions	(587,109)
Distributions from realized gains paid to shareholders, net of reinvestments	(6,784)
Net cash provided by financing activities	1,466,107

Net change in cash	(712,891)

Cash at beginning of year*	801,852
Cash at end of year*	$88,961

*	This represents cash held at a broker. For credit-specific risks, which includes amounts held at the broker, see Note 7.

See Notes to Financial Statements.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Financial Highlights

Class I	For the Year Ended March 31, 2016		For the Period February 2, 2015 through March 31, 2015
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR/PERIOD	$509.44		$500.00	(1)

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (2)	(54.13)		(9.40)
Net realized and unrealized losses on investments and futures	(24.72)		18.84

Net Decrease in Net Assets from Operations	(78.85)		9.44

Less Distributions from Capital Gains	(1.36)		-

NET ASSET VALUE PER SHARE, END OF YEAR/PERIOD	$429.23		$509.44

TOTAL RETURN BEFORE INCENTIVE FEE	(15.98	)%(3)	2.12	%(4)
TOTAL RETURN AFTER INCENTIVE FEE	(15.98	)%(3)	1.89	%(4)

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of year/period in thousands (000's)	5,916		5,589
Net investment loss to average net assets, excluding incentive fee	(11.45)%		(6.29	)%(5)
Ratio of gross expenses to average net assets, excluding incentive fee	12.64%		8.69	%(6)
Ratio of expense reimbursement to average net assets	(0.96)%		(1.83	)%(7)
Ratio of expense waivers to average net assets	(0.22)%		(0.57	)%(8)
Ratio of net expenses to average net assets, excluding incentive fee	11.46%		6.29	%(5)
Ratio of incentive fee to average net assets	0.00%		0.30	%(4)
Ratio of net expenses, including incentive fee	11.46%		6.59	%(9)
Portfolio Turnover	25.36%		0.00	%(4)

(1)	The net asset value for the beginning period February 2, 2015 (commencement of operations) through March 31, 2015 represents the initial contribution per share of $500.00.
(2)	Calculated using average monthly shares outstanding during the period.
(3)	Total return before and total return after incentive is the same due to no incentive fee expense in the current year.
(4)	Not annualized.
(5)	Annualized except for certain professional fees of $36,000, as they approximate the annual fee and an $8,000 expense waiver, as this was a one-time voluntary waiver.
(6)	Annualized except for certain professional fees of $36,000, as they approximate the annual fee.
(7)	Annualized.
(8)	Voluntary waiver of $10,500. $8,000 is not annualized, as this was a one-time voluntary waiver, but $2,500 was annualized to approximate the annual fee that will be waived.
(9)	Annualized except for certain professional fees of $36,000, as they approximate the annual fee, an $8,000 expense waiver, as this was a one-time voluntary waiver, and incentive fees.

The financial ratios do not reflect the Fund's share of income and expenses of the underlying Investee Funds.

See Notes to Financial Statements.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016

1. ORGANIZATION
Little Harbor MultiStrategy Composite Fund (the “Fund”) was organized as a Delaware statutory trust on September 13, 2013 and commenced operations on February 2, 2015. The Fund is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and meets the requirements of an interval fund pursuant to Rule 23c-3 under the Investment Company Act. The Fund is authorized to issue two classes of Shares, Class I Shares (formally, the sole non-denominated class of shares offered by the Fund) and Class Y Shares. During the period covered by these financial statements, only Class I Shares were offered. The Fund is managed by Little Harbor Advisors, LLC (the “Investment Manager”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund’s investment objective is to realize long-term, risk-adjusted returns that are attractive as compared to those of traditional public equity and fixed-income markets. The Fund intends to pursue its investment objective by investing primarily in U.S. and non-U.S. equities of companies with any market capitalization, fixed income securities of any quality, currencies, derivative instruments, futures contracts, options on futures contracts, and commodities through the allocation of the Fund’s assets among separate accounts (each, a “Portfolio Account”).

Each Portfolio Account is managed by a separate portfolio adviser (each, a “Portfolio Adviser”) selected by the Investment Manager, subject to the approval of the Trustees of the Fund (the “Trustees”) and shareholders of the Fund (each, a “Shareholder”). Each Portfolio Adviser is expected to employ a proprietary investment strategy in managing those Fund assets allocated to it. The Portfolio Advisers’ investment strategies are intended to be complementary to allow the Fund to pursue its objective in a variety of market conditions. Subject to the direction of the Investment Manager, a Portfolio Adviser will invest some or all of those Fund assets allocated to it in a collective investment fund, such as a hedge fund, over which the Portfolio Adviser or one of its affiliates has investment discretion (each an “Investee Fund”).

By investing in an Investee Fund indirectly through the Fund, a Shareholder will bear the expenses (but not any management or incentive fees as stated in the agreement between the Fund and the Investee Fund or the Portfolio Adviser) of the Investee Fund in addition to the expenses of the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company, and as such, these financial statements have applied the guidance set forth in Accounting Standards Codification (ASC) 946, Financial Services—Investment Companies (“ASC 946”). The following is a summary of significant accounting and reporting policies used in preparing the financial statements.

a. Basis of Accounting
The Fund’s accounting and reporting policies conform to accounting principles generally accepted within the United States of America (“U.S. GAAP”).

b. Cash
Cash, if any, includes short-term interest bearing deposit accounts. At times, such deposits may be in excess of federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts.

c. Valuation of Investments
The Trustees are responsible for the valuation of the Fund’s assets and liabilities. They have delegated such responsibilities to the Investment Manager. The Trustees have approved procedures pursuant to which the Fund will value its investments in accordance with U.S. GAAP, which requires that the Fund’s investment securities be recorded at fair value. Under the valuation procedures adopted by the Trustees, assets of the Fund held directly and for which market quotations are readily available will be valued at their current market value. Assets for which no market quotations are readily available will be valued at fair value. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In these circumstances, the Trustees will reevaluate their fair value methodology to determine what, if any, adjustments should be made to the methodology.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
c. Valuation of Investments (continued)
No market quotations are available for shares of Investee Funds. As a practical expedient for determining the fair value of the Fund’s investment in an Investee Fund, the Fund generally uses the net asset value (the “NAV”) per share of the Investee Fund, or its equivalent, provided that the NAV of the Investee Fund is calculated in a manner consistent with the measurement principles applied to investment companies in accordance with ASC 946. An Investee Fund’s NAV is periodically, typically monthly, determined and reported by the Investee Fund’s Portfolio Advisor or a related person. The Investment Manager has an internal process to independently evaluate the process used by the Investee Fund to calculate the Investee Fund’s NAV in accordance with ASC 946. On days when the Investee Fund’s NAV is not determined and reported by the Portfolio Adviser or a related person, the Fund uses a fair value based on the Investee Fund’s last reported NAV, as well as the Investee Fund’s daily gross return performance information provided by the Portfolio Adviser.

The Fund values investments in securities and securities sold short that are freely tradable and are listed on a national securities exchange or reported on the NASDAQ national market at their last sales price. Securities (other than shares of Investee Funds) which are not listed and listed securities in which there were no transactions on the date of valuation, are valued at their last reported “bid” price if held long, and last reported “asked” price if sold short. Futures contracts negotiated on futures exchanges are valued based on their notional value. Money market instruments and other temporary cash equivalent investments whose maturity is less than 60 days usually are valued at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date. The Fund may from time to time utilize a valuation method other than amortized costs when appropriate, for example, when credit worthiness of the issuer is impaired.

In May 2015, the Financial Accounting Standards Board issued Accounting Standards Update (ASU No. 2015-07, Disclosures for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)), which amends disclosure requirements of Accounting Standards Codification Topic 820, Fair Value Measurement, for reporting entities that measure the fair value of an investment using the net asset value per share (or its equivalent) as a practical expedient. The amendments remove the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient, and also remove the requirements to make certain disclosures for all investments that are eligible to be measured at fair value using the net asset value per share practical expedient. The ASU is effective for the Fund’s fiscal years beginning after December 15, 2015 and interim periods within those fiscal years, with early application permitted. The Fund has chosen to early adopt ASU 2015-07 as of April 1, 2015.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
c. Valuation of Investments (continued)
Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices (unadjusted) in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

For the period ended March 31, 2016, there were no transfers into or out of Level 1, Level 2 or Level 3. It is the Fund’s policy to recognize transfers into and out of all levels at the end of the reporting period.

The following is a summary categorization of the Fund’s investments based on the level of inputs utilized in determining the value of such investments as of March 31, 2016:

Investment Category	Level 1	Level 2	Level 3	Investments Valued at NAV	Total Investments
Investee Funds
Hedged Equity Strategies (a)	$-	$-	$-	$2,782,571	$2,782,571
Global Macro Strategies (b)	-	-	-	2,078,933	2,078,933
Opportunistic Value in Credit and Equity Securities Strategies (c)	-	-	-	646,910	646,910
Short-Term Investment	280,546	-	-	-	280,546
Total Investments	$280,546	$-	$-	$5,508,414	$5,788,960

Other Financial Instruments*
Futures Contracts	$370	$-	$-	$-	370
Total Other Financial Instruments	$370	$-	$-	$-	$370

*	Other Financial Instruments are derivative instruments not reflected in total investments. Amounts shown represent unrealized appreciation/(depreciation) on open contracts as of March 31, 2016.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
c. Valuation of Investments (continued)
In accordance with Subtopic 820-10, shares of Investee Funds have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

(a)                  A Hedged Equity Strategy maintains at least 50% exposure to, and may in some cases be entirely invested in, equity and equity derivatives - both long and short. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques. A Hedged Equity Strategy can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. A Hedged Equity Strategy can also employ an investment process primarily focused on equity related instruments of companies which are currently engaged in a corporate transaction, security issuance/repurchase, asset sales, division spin-off or other situations identified via fundamental research that are likely to result in a corporate transactions or other realization of shareholder value through the occurrence of some identifiable catalyst.

(b)                  A Global Macro Strategy is a strategy in which the investment process is predicated on movements in underlying economic variables and the impact these have on equity, fixed income, hard currency and commodity markets. In most cases, a strategy is principally but not exclusively invested in managed futures and index securities. Each Portfolio Adviser employs a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, quantitative and fundamental approaches and long and short term holding periods in which the overriding investment thesis is predicated on the impact movements in underlying macroeconomic variables may have on security prices.

(c)                  An Opportunistic Value in Credit and Equity Securities Strategy uses a distressed-bonds and equities strategy with both long and short positions, primarily using a bottom-up, fundamental approach, including financial modeling, extensive capital structure analysis and market monitoring techniques, to help identify profit opportunities in securities of companies that are restructuring or that are otherwise turning around.

During the year ended March 31, 2016, the Fund had an average of 3 futures contracts outstanding on a monthly basis. The average number of contracts is based on the average monthly outstanding contracts held during the year ended March 31, 2016. The Fund had a net change of $370 in unrealized appreciation and $1,622 in net realized gains on futures contracts for the year ended March 31, 2016, both of which are recorded on the Statement of Operations.

d. Investment Transactions, Investment Income and Realized and Unrealized Gains and Losses
The Fund initially records distributions of cash from each Investee Fund based on the information from distribution notices when distributions are received. Thus, the Fund would recognize within the Statement of Operations its share of realized gains or (losses) and the Fund’s share of net investment income or (loss) based upon information received regarding distribution, from each Investee Fund. Unrealized appreciation/ (depreciation) on investments, within the Statement of Operations, includes the Fund’s share of unrealized gains and losses, realized undistributed gains, and undistributed net investment income or (loss) from each Investee Fund for the relevant period. Realized gains and losses from all investments are calculated based on average cost methodology. Purchases of investments in Investee Funds are recorded as of the first day of legal ownership of each Investee Fund. Sales of Investee Funds are recorded as of the last day of legal ownership or participation in each Investee Fund. For all other investments, the Fund records investments on a trade date basis. Interest income is recorded on an accrual basis.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
e. Fund Expenses
The Fund will pay all of its expenses, or reimburse the Investment Manager or its affiliates to the extent they have previously paid such expenses on behalf of the Fund. The expenses of the Fund include, but are not limited to, fees for custody of Fund securities holdings, transfer agency and shareholder servicing, fund administration, legal and independent auditing.

Included in “Legal Fees” are $65,740 of legal fees and related expenses incurred in relation to a joint regulatory examination of the Fund and the Investment Manager and represent an allocation of the total costs deemed by the Investment Manager to relate to the Fund’s activities. Also included in “Legal Fees” are $125,253 of legal fees and related expenses incurred in, among other things, obtaining certain exemptive relief from the Securities and Exchange Commission, the amendment of the Fund’s prospectus and offering costs related to the creation and offering of a new share class for the Fund. As discussed in Note 9, the Trustees of the Fund have adopted a plan to liquidate the Fund and the proposed share class will not become effective.

f. Income Tax Information & Distributions to Shareholders
The Fund has elected to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, that are applicable to regulated investment companies (“RICs”) and to distribute substantially all of its net investment income and any net realized gains to its shareholders (“Shareholders”). Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions expected to be taken in the Fund’s tax returns, as defined by Internal Revenue Service (the “IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. During the year ended March 31, 2016, the Fund did not have a liability for any unrecognized tax benefits.

The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
f. Income Tax Information & Distributions to Shareholders (continued)
The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Additionally, U.S. GAAP requires certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. Permanent differences between book and tax basis are attributable to certain non-deductible expenses for tax purposes, including certain offering, organizational, and registration expenses. These reclassifications have no effect on net assets or net asset value per share. For the tax year ended December 31, 2015, the following amounts were reclassified:

Paid-in capital	$(398,014)
Accumulated net investment loss	402,978
Accumulated net realized gains (losses) on investments and futures	(4,964)

At March 31, 2016, the federal tax cost of investment securities and unrealized appreciation (depreciation) as of the year end were as follows:

Gross unrealized appreciation	$116,559
Gross unrealized depreciation	(225,443)
Net unrealized depreciation	$(108,884)
Tax cost	$5,897,844

The Fund had realized capital losses from transactions between November 1, 2015 and December 31, 2015 of $160,007. The Fund has elected to treat post-October capital losses as arising in the next tax year.

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

For the tax year ended December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-
Accumulated capital and other losses	(160,007)
Unrealized depreciation	(296,554)
Other differences	-
Total accumulated earnings	$(456,561)

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
f. Income Tax Information & Distributions to Shareholders (continued)
The tax character of the distribution for the tax year ended December 31, 2015 was as follows:

Distributions paid from:
Ordinary Income	$-
Net long term capital gains	19,860
Total taxable distributions	19,860
Total distributions paid	$19,860

For the tax year ended December 31, 2015, the Fund designated $19,860, as long term capital gain dividends for the purpose of the dividends paid deduction.

g. Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. INVESTMENT MANAGEMENT AND RELATED PARTY TRANSACTIONS
The Fund has entered into an investment management agreement with the Investment Manager. Pursuant to that agreement, the Investment Manager is entitled to a management fee (the “Management Fee”), calculated and paid monthly, in arrears, at an annual rate of 2.00% percent of the Fund’s net assets. The Management Fee is paid directly to the Investment Manager by the Fund. For the year ended March 31, 2016, the total Management Fee was $136,478.

In addition to the Management Fee, the Investment Manager is paid an incentive fee (the “Incentive Fee”) pursuant to the Investment Management Agreement. The Incentive Fee is calculated based on the performance of the Fund as a whole. The Incentive Fee is calculated and paid quarterly in arrears. The amount of the Incentive Fee for any quarter equals 20 percent of the Fund’s “Pre-Incentive Fee Net Profits” (as defined below) for that quarter. The Fund’s “Pre-Incentive Fee Net Profits (or Losses)” for a specific quarter means an amount equal to (a) the sum of the interest income, dividend income and any other income accrued by the Fund during the quarter and all realized and unrealized gains during such quarter, minus (b) the Fund’s accrued operating expenses for the quarter (including the Management Fee), other than the Incentive Fee due for that quarter, and all realized and unrealized losses during such quarter. No Incentive Fee will be payable, however, for any quarter unless all Pre-Incentive Fee Net Loss from prior quarters has been recovered in full by the Fund, occasionally referred to as a “high water mark” calculation. The Pre-Incentive Fee Net Losses, if any, to be recovered before payment of any Incentive Fees will be reduced proportionately in the event of withdrawals by Shareholders. There is no guarantee that the Fund will have any Pre-Incentive Fee Net Profits in any fiscal quarter. There was no Incentive Fee due or paid to the Investment Manager for the year ended March 31, 2016.

All Management and Incentive Fees are paid directly to the Investment Manager by the Fund. All amounts owed to the Portfolio Advisers for serving as sub-advisers to the Fund are owed by the Investment Manager. The Portfolio Advisers are each paid a portion of the Management and Incentive Fees received by the Investment Manager based on the percentage of Fund assets allocated to the Portfolio Account managed by the Portfolio Adviser. No Portfolio Adviser receives a management fee or an incentive fee or performance allocation from a collective investment fund managed by the Portfolio Adviser or any of its affiliates (including an Investee Fund) that relates to an investment in that collective investment fund by the Fund.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

3. INVESTMENT MANAGEMENT AND RELATED PARTY TRANSACTIONS (continued)

The Investment Manager has contractually agreed, through March 31, 2017, to waive some or all of the fees that it receives from the Fund and/or reimburse the Fund for some or all of the expenses incurred by the Fund if the fund administration and Fund accounting servicing fees exceed an annual rate of 0.45 percent of the Fund’s net assets. For the year ended March 31, 2016, the Investment Manager waived fees in the aggregate amount of $63,793, the entire amount of which is subject to recoupment by the Investment Manager through February 2, 2018. In addition, the Investment Manager also agreed to pay on behalf of the fund, organizational and offering costs, incurred up to the time that the Fund’s registration statement was declared effective, which is subject to recoupment by the Investment Manager through February 2, 2018. The Fund has agreed to repay the Investment Manager, provided that: (a) reimbursement for Fund administration expenses and organizational and offering costs (each as defined below) will be made only if payable not more than three years from the date the Fund commences investment operations; and (b) reimbursement will only be made to the extent that Fund administration expenses are less than the annual rate of 0.45 percent of the Fund’s net assets. The Fund’s organizational costs will be expensed at the time they are deemed to be a Fund liability or obligation (either when they are paid or can be determined to be probable and estimable) and offering costs will be deferred and amortized over the ensuing 12 months at the time they are deemed to be a Fund liability or obligation. The total amount of waived management fees and organizational and offering costs subject to the recoupment is $879,574. For the year ended, March 31, 2016, the Trustees agreed to waive all of their fees associated with serving as trustee of the Fund, the aggregated amount of which is $15,000. Those waived fees are not subject to recoupment by the Trustees.

Pursuant to a shareholder servicing agreement, the Fund pays the Investment Manager or one of its affiliates (in such capacity, the “Servicing Agent”) an ongoing shareholder servicing fee at an annualized rate of 0.25 percent of the average net assets of the Fund for personal services provided to Shareholders and/or the maintenance of Shareholder accounts including, among others, responding to Shareholder inquires and providing information on their investments in the Fund (the “Shareholder Servicing Fee”). The Shareholder Servicing Fee will be paid to the Servicing Agent out of the Fund’s assets and will decrease the net profits or increase the net losses of the Fund. The Servicing Agent may waive (to all investors on a pro rata basis) or pay to third parties all or a portion of any such fees in its sole discretion. The Servicing Agent may delegate some or all of its servicing responsibilities to one or more service providers. For the year ended March 31, 2016, the amount of the Shareholder Servicing Fee paid to the Servicing Agent was $17,060.

Foreside Fund Services, LLC acts as distributor (the “Distributor”) to the Fund. The Distributor does not control, is not controlled by, or is not under common control with, the Investment Manager or any Portfolio Adviser.

Amounts due from the Investment Manager at March 31, 2016 on the Statement of Assets and Liabilities represent amounts due the Fund from the Investment Manager for Fund expenses that the Investment Manager had agreed to reimburse the Fund.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

4. ADMINISTRATION AND CUSTODY AGREEMENT
UMB Fund Services, Inc., serves as administrator (the “Administrator”) to the Fund and provides certain accounting, administrative, record keeping and investor related services. The Fund pays a monthly fee to the Administrator based upon average net assets, subject to certain minimums. At March 31, 2016, the total administration fees paid to the Administrator were $94,500.

UMB Bank, N.A. (the “Custodian”), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, and may maintain custody of such assets with U.S. and non-U.S. sub-custodians, securities depositories and clearing agencies.

R.J. O’Brien & Associates, LLC (“RJO”) serves as a futures commission merchant for the Fund. From time to time, the Fund may place and maintain with RJO cash, securities, and similar investments in amounts necessary to effect the Fund’s transactions in exchange-traded futures contracts.

5. INVESTMENT TRANSACTIONS
For the year ended March 31, 2016, total purchases and sales, other than short-term securities, amounted to $2,862,000 and $1,486,000, respectively.

6. INDEMNIFICATION
In the normal course of business, the Fund enters into agreements that provide general indemnifications. Under the Fund’s Declaration of Trust, the Fund generally is required to indemnify each person who at any time serves as a Trustee or officer of the Fund against certain losses he or she may incur. The Fund’s maximum exposure under its Declaration of Trust and these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, the Fund expects the risk of loss from such claims to be remote.

7. RISK FACTORS
In the normal course of business, the Investee Funds may enter into certain financial instrument transactions which may result in off-balance sheet market risk and credit risk. The Fund invests in these instruments for trading and hedging purposes. The Fund is indirectly subject to certain risks arising from investments made by the Investee Funds. The Fund may be exposed to these risks whether it enters into those types of transactions directly or whether it invests in an Investee Fund that enters into those types transactions. To the extent that the Fund invests in an Investee Fund, the Fund is exposed to those risks to which the Investee Fund is exposed.

Market Risk: The values of Fund investments are affected by general economic and market conditions, such as changes in interest rates, the availability of credit to investors, issuers and others, credit defaults rates, inflation rates, economic uncertainty, changes in laws, including laws relating to taxation of the Fund’s investments, trade barriers, currency exchange controls, and national and international political circumstances, including wars, terrorist acts or security operations.

Credit Risk: Credit risk arises from the potential inability of counterparties to perform their obligations under the terms of a contract. The Fund is indirectly exposed to credit risk related to the amount of accounting loss that the Investee Funds would incur if a counterparty failed to perform its obligations under contractual terms and if the Investee Funds fail to perform under their respective agreements.

Asset Segregation/Offsetting Transactions: As a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market (net) obligations, if any (i.e., the Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

7. RISK FACTORS (continued)
Futures Contract Risk: Futures contracts in which the Fund may invest typically have volatile prices, generate significant leverage in the Fund, and are subject to position and trading limits.

8. FUND TERMS
a. Issuance of Shares
The Fund is authorized to issue up to $300,000,000 in Shares of beneficial interest (“Shares”). The Fund will issue Shares as of the first business day of the month or at such other times as determined by the Trustees upon receipt of an initial or additional application for Shares. The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Fund’s Prospectus.

b. Repurchase of Shares
As an “interval fund” complying with Rule 23c-3 under the Investment Company Act, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. On periodic 3-month intervals, the Fund will make repurchase offers in conformity with Rule 23c-3. In accordance with Rule 23c-3, the Trustees will determine the percentage of Shares that are be subject to any repurchase offer, which will range from 5 percent to 25 percent of the Fund’s outstanding Shares at the time of the repurchase offer. The Fund does not expect to impose any direct charges on repurchases of Shares in the Fund. In April 2015, the Fund made a repurchase offer and set a repurchase payment date that were approximately four months since the immediately preceding repurchase offer and repurchase date.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Notes to Financial Statements – March 31, 2016 (continued)

9. SUBSEQUENT EVENTS
On May 16, 2016, at a Special Meeting of the Trustees of Little Harbor MultiStrategy Composite Fund (the “Fund”), the Trustees voted unanimously to liquidate and dissolve the Fund in accordance with the Delaware Statutory Trust Act and the Fund’s Agreement and Declaration of Trust dated September 20, 2013 (the “Declaration of Trust”). In accordance with the Declaration of Trust, the Fund may be dissolved without shareholder consent upon the approval of not less than 75 percent of the Trustees.

As of May 16, 2016, the Fund no longer will offer and sell shares of beneficial interests in the Fund (“Shares”) to the public, and shall not engage in any business activities, except for the purposes of winding up its business and affairs. In addition, the Shareholders’ respective interests in the Fund’s assets shall not be transferable or available for repurchase, including pursuant to any repurchase offer previously authorized by the Trustees or otherwise required by the Fund’s fundamental policy relating to repurchase offers adopted pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended.

The Fund will convert all its portfolio securities and other assets for cash, cash equivalents and other liquid assets and reserve a portion of the proceeds to pay, or make reasonable provision to pay, all the outstanding debts, claims and obligations of the Fund, together with the expenses related to carrying out the Plan of Liquidation. Thereafter, the Fund will make certain regulatory and tax filings, and then file a certificate with the Delaware Secretary of State to terminate the Fund.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Fund Management (unaudited) – March 31, 2016

The identity of the members of the Board and brief biographical information as of March 31, 2015 is set forth below. The business address of each Trustee and officer is; C/O Little Harbor Advisors LLC, 30 Doaks Lane, Marblehead, Massachusetts 01945. The Fund’s Statement of Additional Information includes additional information about the membership of the Board. The Statement of Additional Information is available, without charge, upon request by calling 1-844-454-2672.

INDEPENDENT TRUSTEES

NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER	Other Trusteeships Held by Trustee
Brian M. Barefoot Year of Birth: 1943	Trustee	Since Inception	Consultant (2009 - present).	1	Director, Cyonsure, Inc.
David L. Losito, Jr. Year of Birth: 1958	Trustee	Since Inception	Managing Director, Cappello Global, LLC (2014 - Present); Managing Director, Cappello Capital Corp. (2011 - 2014); Managing Director, Jeffries & Company (1992 - 2010).	1	N/A
Joseph M. Lyons. Year of Birth: 1960	Trustee	Since Inception	Co-Founder Boston Boot Company, LLC (2013 - present); Private Investor (2012): Managing Director, RBC Asset Management (2009 - 2011).	1	N/A

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Fund Management (unaudited) – March 31, 2016

NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE FUND	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE OR OFFICER
John J. Hassett* Year of Birth: 1952	President (principal executive officer)	Since Inception	Independent adviser fulfilling role of President of the Investment Manager (2012 – present); Managing Principal of Tuckerbrook Alternative Investments, LP and independent consultant (2008 – 2012).	1
M.C. Moses Grader Year of Birth:1961	Vice President	Since 2014	Independent adviser fulfilling role of Chief Operating Officer of the Investment Manager (2012 – present); Initial sole trustee of the Fund (2013 – 2014); Chief Operating Officer of Tuckerbrook Alternative Investments, LP and independent consultant (2008 – 2012).	1
David P. Hausler Year of Birth:1969**	Treasurer; Principal Financial and Accounting Officer	Since Inception	Independent adviser fulfilling role of Chief Financial Officer (2013 – present); Director of Finance at SCS Financial (2012 – 2013); Chief Financial Officer & Chief Compliance Officer, Tuckerbrook Alternative Investments, LP (2008 – 2012).	1
Randall J. Carrigan Year of Birth: 1962	Chief Compliance Officer, Secretary	Since Inception	Independent adviser fulfilling role of Chief Legal Officer and Chief Compliance Officer of the Investment Manager (2012 – present); Attorney, private practice (2008 – 2012).	1

INTERESTED TRUSTEES & OFFICERS

*	“Interested Person” of the Fund, as defined by the Investment Company Act. Mr. Hassett is an interested person because of his affiliation with the Investment Manager and its affiliates.

**	David P. Hausler is no longer serving as Treasurer; Principal Financial and Accounting Officer of the Fund, effective April 22, 2016.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Other Information (unaudited) – March 31, 2016

Proxy Voting
The Fund has delegated proxy voting responsibilities to the Investment Manager, and the Investment Manager has further delegated certain voting responsibilities to the Portfolio Advisers, in each case subject to the Trustees’ general oversight. A description of the policies and procedures used to vote proxies related to the Fund’s portfolio securities, and information regarding how the Fund voted proxies relating to their portfolio securities for the twelve months ended June 30, no later than August 31, will be available (i) without charge, upon request, by calling toll free, 1-844-454-2672 and (ii) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules
The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request by calling toll free 1-844-454-2672, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Additional Information
The Fund’s registration statement includes additional information about the Trustees. The registration statement is available, without charge, upon request by calling 1-844-454-2672.

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
Other Information (unaudited) – March 31, 2016 (continued)

BACK COVER

Little Harbor MultiStrategy Composite Fund
(a Delaware Statutory Trust)
30 Doaks Lane
Marblehead, Massachusetts 01945

Custodian
UMB Bank, N.A.
928 Grand Blvd.
 Kansas City, Missouri 64106

R.J. O’Brien & Associates, LLC
222 South Riverside Plaza #900
Chicago, IL 60606

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
 Portland, Maine 04101

Independent Auditor

RSM US LLP
80 City Square
 Boston, Massachusetts 02129

Fund Counsel

Sullivan & Worcester, LLP
One Post Office Square
Boston, Massachusetts 02109

This report, including the financial information herein, is transmitted to the shareholders of Little Harbor MultiStrategy Composite Fund for their information. It is not a prospectus or representation intended for use in the purchase of shares of the Fund or any securities or other financial instrument mentioned in this report.

You can request a copy of the Fund’s prospectus and statement of additional information without charge by calling the Fund’s transfer agent at 1-844-454-2672.

ITEM 2. CODE OF ETHICS.

     (a)  Little Harbor MultiStrategy Composite Fund (the  “registrant” or the “Fund”),  as of the end of the period  covered by this report, has  adopted  a code  of  ethics (the “code of ethics”)  that  applies  to  the  registrant's principal executive officer,  principal  financial officer,  principal accounting  officer  or  controller,  or  persons  performing  similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c)  There have been no amendments, during the period covered by this report, to a provision of the registrant’s code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

     (d) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from any provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR.

(f)    A copy of the registrant’s code of ethics is filed pursuant to Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The audit committee financial expert is Joseph Lyons, who is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table details the aggregate fees billed for the fiscal year ended March 31, 2016 and for the Period February 2, 2015 through March 31, 2015 for audit fees, audit-related fees, tax fees and other fees by RSM US LLP.  “Audit services” refers to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refers to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refers to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	FYE 3/31/2016	Period Ended 3/31/2015
Audit Fees	$30,500	$24,960
Audit-Related Fees	$0	$0
Tax Fees	$13,750	$1,310
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of each type of fees billed by RSM US LLP that were approved by the audit committee pursuant to paragraph (c) (7)(i)(c) of Rule 2-01 of Regulation S-X was as follows:

	FYE 3/31/2016	Period Ended 3/31/2015
Audit Fees	100%	100%
Audit-Related Fees	0%	0%
Tax Fees	100%	100%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.) for the last fiscal year.

The aggregate amount of fees billed by RSM US LLP applicable to non-audit fees were as follows:

	FYE 3/31/2016	Period Ended 3/31/2015
Registrant	$0	$0
Registrant’s Investment Adviser	$3,000	$0

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated proxy voting responsibilities to Little Harbor Advisors, LLC, the registrant’s investment manager (the “Investment Manager”), subject to the general oversight of the registrant’s trustees. The Investment Manager has further delegated proxy voting responsibilities to each sub-adviser to the registrant (each, a “Portfolio Adviser”), but only with respect to those securities of the Fund managed by the Portfolio Adviser. The proxy voting policies and procedures of the Investment Manager and each Portfolio Adviser are attached hereto as Appendices A.1 through A.10.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1)   Identification of Portfolio Manager(s) and Description of Role of Portfolio Manager(s)

Subject to the general supervision of the Trustees and in accordance with the investment objective, policies, and restrictions of the Fund, the Investment Manager is responsible for the management and operation of the Fund, the selection of the Portfolio Advisers, and the allocation of Fund assets among separate accounts (each, a “Portfolio Account”).
The Investment Manager, Little Harbor Advisors, LLC, is registered as an investment adviser under the Advisers Act and has principal offices at 30 Doaks Lane, Marblehead, Massachusetts 01945. The Investment Manager provides investment advisory services for public and private funds and registered investment companies. The Investment Manager devotes such time to the ongoing operations of the Fund as it deems appropriate in order to implement and monitor the Fund’s investment program.
Certain employees of the Investment Manager act as the Investment Committee (the “Investment Committee”). The Investment Committee makes recommendations to the Investment Manager on the allocation and rebalancing of Fund assets. In order to perform their responsibilities, each of the Investment Manager and the Investment Committee regularly monitors and analyzes the holdings, investment activities, and performance of the Portfolio Accounts and of the Fund.
The Investment Committee currently is composed of M. C. Moses Grader, John Hassett and Jeffrey Landle. Biographical information with respect to each member of the Investment Committee is included in the table below.
The Investment Manager pursues the Fund’s investment objective by allocating a portion of the Fund assets among multiple Portfolio Advisers whose investment strategies, collectively, are intended to be complementary to allow the Fund to achieve its objective under a variety of market conditions.

The following table provides biographical information about the Portfolio Managers, who are primarily responsible for the day-to-day portfolio management of the Fund as of the date hereof:

Name of Portfolio Manager	Business Experience During the Past 5 Years
John Hassett	Independent adviser fulfilling role of President of the Investment Manager (2012 to present); Managing Principal of Tuckerbrook Alternative Investments, LP and independent consultant (2008-2012).
M. C. Moses Grader
Independent adviser fulfilling role of Chief Operating Officer of the Investment Manager (2012 to present); Initial sole trustee of the Fund (2013 to 2014); Chief Operating Officer of Tuckerbrook Alternative Investments, LP and independent consultant (2008-2012).

Jeffrey Landle	Managing Principal and Chief Investment Officer of the Investment Manager (2012 to present); founding principal and member of Executive Committee of HARDT Group (2004-present).
David E. Gerstenhaber (Argonaut Management, L.P.)
President of Argonaut, serves as portfolio manager with respect to Argonaut’s Portfolio Account. Mr. Gerstenhaber is also the sole owner of Argonaut. Mr. Gerstenhaber has, among other things, served as a portfolio manager of Argonaut since 1993.

Laurence C. Leeds (Buckingham Capital Management, Inc.)
Mr. Leeds, the Chairman of Buckingham Capital Management, Inc (“BCM”), joined BCM in 1988 and was previously Chairman and Chief Executive Officer of Manhattan Industries, an apparel manufacturer and retailer from 1974 to 1998.

Daniel R. Schwarzwalder (Buckingham Capital Management, Inc.)
Mr. Schwarzwalder, a Senior Managing Director of BCM, joined BCM in 1999 with over 25 years of retail experience as a senior member of management for several corporations, including Federated Department Stores.

Jay Petschek (Corsair Capital Management, L.P.)
Mr. Petschek serves as a Managing Member of Corsair Capital Management, L.L.C., and since 2014 has served as a Managing Member of the General Partner of Corsair Capital Management, L.P., the successor of Corsair Capital Management, L.L.C.

Steve Major (Corsair Capital Management, L.P.)
Mr. Major serves as a Managing Member of Corsair Capital Management, L.L.C., and since 2014 has served as a Managing Member of the General Partner of Corsair Capital Management, L.P., the successor of Corsair Capital Management, L.L.C.

Francis S. Olszweski (Eclipse Capital Management, Inc.)
Francis S. Olszweski currently serves as Managing Director and Chief Investment Officer of Eclipse. Mr. Olszweski joined Eclipse in 2001, has served as Managing Director since 2012, and as Chief Investment Officer since 2015.  From 2007 through 2014, Mr. Olszweski served as Chief Portfolio Manager. As CIO, Mr. Olszweski serves as the portfolio manager to the Portfolio Account assigned to Eclipse.

Marco D’Attanasio (Hadron Capital, LLP)	Mr. D’Attanasio serves as a co-portfolio manager for the Portfolio Account assigned to Hadron. Mr. Attanasio is a co-founder of Hadron and has held one or more positions at Hadron since 2004.
Massimiliano Ciuchini, PhD (Hadron Capital, LLP)	Mr. Ciuchini serves as a co-portfolio manager for the Portfolio Account assigned to Hadron. Mr. Ciuchini is a co-founder of Hadron and has held one or more positions at Hadron since 2004.
Giuseppe Di Cecio (Hadron Capital, LLP)	Mr. Cecio serves as a co-portfolio manager for the Portfolio Account assigned to Hadron. Mr. Cecio is a co-founder of Hadron and has held one or more positions at Hadron since 2004.
Bradford Paskewitz (Paskewitz Asset Management, LLC)
Mr. Paskewitz is the portfolio manager to the Portfolio Account assigned to Paskewitz.  Paskewitz was founded in 2002 by Bradford Paskewitz, and since then Mr. Paskewitz has served as its Chief Executive Officer and sole owner.

George Putnam III (New Generation Advisors, LLC)
Mr. Putnam, III has served as President and Chief Executive Officer of New Generation Advisors, LLC since 1988. Mr. Putnam, III has also served as Chairman of New Generation Research, Inc (a publishing company) since 1986.

Rob Olson (Revolution Capital Management LLC)
Mr. Olson serves as the portfolio manager to the Portfolio Account assigned to Revolution. Mr. Olson has been a principal of Revolution since 2006 and his primary duties include operations and research and development.

Michael Mundt (Revolution Capital Management LLC)
Mr. Mundt serves as the portfolio manager to the Portfolio Account assigned to Revolution. Mr. Mundt has been a principal of Revolution since 2007 and focuses primarily on research and development, business development and marketing.

Laurent Saglio (Zadig Gestion (Luxembourg) S.A.)
Laurent Saglio is a founder and current director of Zadig.  He also serves as the portfolio manager for the Portfolio Account assigned to Zadig. Prior to founding Zadig, Mr. Saglio was a founder and managing director of Voltaire Asset Management Limited, a firm authorized and regulated by the Financial Services Authority.

(a)(2) Other Accounts Managed by Portfolio Managers and Conflicts of Interest

               The following table provides information about portfolios and accounts, other than the Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as well as the dollar range of equity securities beneficially owned by each portfolio manager as of March 31, 2016:

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets Managed (in thousands)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance (in thousands)	Dollar Range of Fund Shares Beneficially Owned
John J. Hassett (Little Harbor Advisors, LLC)	Registered Investment Companies	0	$0	0	$0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0	$0
	Other Accounts	0	$0	0	$0	$0
M.C. Moses Grader (Little Harbor Advisors, LLC)	Registered Investment Companies	0	$0	0	$0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0	$0
	Other Accounts	0	$0	0	$0	$0
Jeffrey C. Landle (Little Harbor Advisors, LLC)	Registered Investment Companies	0	$0	0	$0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0	$0
	Other Accounts	0	$0	0	$0	$0
David E. Gerstenhaber (Argonaut Management, L.P.)	Registered Investment Companies	0	$0		$0	$0
	Other Pooled Investment Vehicles	4	$107,000	4	$107,000	$0
	Other Accounts	0	$0	0	$0	$0
Laurence C. Leeds, Jr. (Buckingham Capital Management, Inc.)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	3	$430,000	3	$430,000	$63,700
	Other	0	$0	0	$0	$0
Daniel R. Schwarzwalder (Buckingham Capital Management, Inc.)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	3	$430,000	3	$430,000	$11,200
	Other	0	$0	0	$0	$0
Jay R. Petschek (Corsair Capital Management, L.P.)	Registered Investment Company	1	$14,649	1	$14,649	$0
	Other Pooled Investment Company	6	$874,515	6	$874,515	$0
	Other	2	$173,944	1	$59,326	$0
Steven Major (Corsair Capital Management, L.P.)	Registered Investment Company	1	$14,649	1	$14,649	$0
	Other Pooled Investment Company	6	$874,515	6	$874,515	$0
	Other	2	$173,944	1	$59,326	$0
Francis S. Olszweski (Eclipse Capital Management, Inc.)	Registered Investment Company	1	$188,800	0	$0	$0
	Other Pooled Investment Company	4	$144,800	3	$142,400	$0
	Other	5	$33,700	2	$18,200	$0
Marco D’Attanasio (Hadron Capital, LLP)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	19	$37,919	19	$37,919	$0
	Other	32	$131,501	32	$131,501	$0
Giuseppe Di Cecio (Hadron Capital, LLP)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	19	$24,762	19	$24,762	$0
	Other	32	$99,347	32	$99,347	$0
Massimiliano Ciuchini (Hadron Capital, LLP)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	19	$18,530	19	$18,530	$0
	Other	32	$41,521	32	$41,521	$0
George Putnam III (New Generation Advisors, LLC)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	5	$771,087	5	$771,087	$0
	Other	0	$0	0	$0	$0
Bradford Paskewitz (Paskewitz Asset Management, LLC)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	0	$0	0	$0	$0
	Other	25	$163,000	25	$163,000	$0
Rob Olson (Revolution Capital Management LLC)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	0	$0	0	$0	$0
	Other	25	$564,000	20	$411,000	$0
Michael Mundt (Revolution Capital Management LLC)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	0	$0	0	$0	$0
	Other	25	$564,000	20	$411,000	$0
Laurent Saglio (Zadig Gestion S.A.)	Registered Investment Company	0	$0	0	$0	$0
	Other Pooled Investment Company	0	$0	0	$0	$0
	Other	5	$948,940	5	$948,940	$0

Potential Conflicts of Interests

The Investment Manager serves as the Fund’s investment manager, and each Portfolio Adviser serves as an investment sub-adviser with respect to the Fund. The Investment Manager, each Portfolio Adviser, and each portfolio manager of the Investment Manager or Portfolio Advisers will be subject to certain conflicts of interest in their management of the Fund. These conflicts will arise primarily from the Investment Manager, Portfolio Advisers and their portfolio managers managing assets of other clients concurrently with their management of the Fund’s assets.  Those conflicts include allocations of the portfolio managers’ time, investment opportunities, and trade orders.  Other present and future activities of the portfolio managers or such entities or businesses may give rise to additional conflicts of interest.

The Investment Manager believes that the portfolio managers have sufficient time and resources to discharge their responsibilities to the Fund, and that each can devote such time to the Fund as he or she believes is reasonably necessary to the conduct of the business of the Fund and its respective investments.  With respect to other conflicts, in the event that a conflict of interest arises, a portfolio manager will attempt to resolve such conflicts in a fair and equitable manner and in accordance with the requirements and limitations of the Investment Company Act of 1940, as amended.

(a)(3)    Compensation Structure of Portfolio Managers

The compensation of each of the members of the Investment Manager’s Investment Committee (currently comprising Messrs, Grader, Hassett and Landle) is composed primarily of a fixed salary and/or a discretionary bonus paid by the Investment Manager. The amount of the Investment Committee member’s discretionary bonus is determined by the president of the Investment Manager. In general, the amount of the bonus will be based on a combination of factors, none of which is necessarily weighted more than any other factor. These factors may include: the overall performance of the Investment Manager; the overall performance of the Fund; the profitability to the Investment Manager derived from the management of the Fund and the other accounts managed by the Investment Manager; the absolute performance of the Fund and such other accounts for the preceding year; contributions by the member of the Investment Committee in assisting with managing the assets of the Investment Manager; and execution of managerial responsibilities, client interactions and support of colleagues. The bonus is not based on a precise formula, benchmark or other metric.

Each Portfolio Adviser will be paid a portion of the Management Fee and Incentive Fee received by the Investment Manager based on a percentage of Fund assets allocated to the Portfolio Account managed by such Portfolio Adviser. In the aggregate, the Investment Manager will pay the Portfolio Advisers 70 percent of the Management Fee and Incentive Fee received by the Investment Manager, apportioned among the Portfolio Advisers based on the percentage of Fund assets allocated to the Portfolio Account managed by such Portfolio Adviser. The amount paid to the Portfolio Advisers in the aggregate, and to each Portfolio Adviser individually, will vary for each period based on the overall assets of the Fund and the assets allocated to the Portfolio Account managed by the Portfolio Adviser. The Incentive Fee paid to a Portfolio Adviser will be based on the performance of the Fund and not on the performance of the Portfolio Account managed by the Portfolio Adviser.

The compensation of each of the portfolio managers responsible for the day-to-day management of a Portfolio Account will be determined and paid by the Portfolio Adviser managing such Portfolio Account. A summary of the compensation policies of each Portfolio Adviser is set forth below.

Argonaut Management, L.P. - Argonaut’s employees are paid an annual salary and are eligible for a discretionary bonus at the end of the calendar year, based on the profitability of the firm.

Buckingham Capital Management, Inc. - The staff of BCM is compensated through salary and an annual bonus. Fund Portfolio Managers employed by BCM may also receive a discretionary allocation of the performance fees earned by BCM.

Corsair Capital Management, L.P. - All employees of Corsair are eligible to receive bonuses based on the aggregate management and incentive fees paid to Corsair or to the general partner of the particular private collective investment fund. Corsair only has two portfolio managers, who are also the owners of the management company and general partner of the private collective funds managed by Corsair. The management company collects the management fee and the general partner of the particular fund collects the applicable incentive fee.

Eclipse Capital Management, Inc. - Personnel who provide portfolio management are compensated similarly to other officers/directors of Eclipse. All are paid a base salary and participate in a management profit-sharing plan, which is based on the profitability of Eclipse as a whole and not to any one trade, account or trading program. Additionally, all employees participate in the company’s SEP IRA Plan each year in which the Eclipse elects to make a contribution.

Hadron Capital LLP - Hadron’s portfolio managers responsible for the Portfolio Account are paid using a combination of salary and discretionary bonus.  The bonus element for each portfolio manager is determined using the return on the investments in the portfolios managed by the portfolio manager, as well as performance fees generated by those portfolios.

Paskewitz Asset Management, LLC - Bradford Paskewitz is the firm’s portfolio manager and is the firm’s owner. As such, Mr. Paskewitz is in control of the compensation paid to the firm’s employees and he believes that the compensation and other incentives provided are adequate to retain high-caliber professionals. As the sole owner of the firm, Mr. Paskewitz is incentivized to make the firm successful and profitable.

New Generation Advisors, LLC -- Nine of the fourteen employees of New Generation, including all investment professionals and senior back-office personnel, have an equity stake in New Generation.  Compensation and bonuses depend on the overall profitability New Generation.  No employee’s compensation is tied to a particular private collective investment fund or managed account of New Generation.

Revolution Capital Management LLC - The staff of Revolution is compensated through salary and annual bonus. Employee’s compensation is based on the revenues of Revolution.

Zadig Gestion (Luxembourg) S.A. – Zadig’s portfolio manager is responsible for the Portfolio Account and is not paid a salary. Rather, the portfolio manager is paid through a discretionary bonus, which is an annual dividend determined by the Board of Directors of Zadig and approved by Zadig’s shareholders. The bonus element for the portfolio manager is determined based on the overall success of Zadig.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There were no purchases made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

There were no purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by this report.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a)  The registrant's principal executive and principal financial officers, or persons  performing  similar  functions,  have  concluded  that the registrant's  disclosure  controls and  procedures (as defined in Rule 30a-3(c)  under the  Investment  Company Act of 1940,  as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective,  as of a date within 90 days of the filing date of the report that includes the  disclosure required  by this  paragraph,  based  on  their  evaluation  of  these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR  270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b)  There  were no  changes  in the  registrant's  internal  control  over financial  reporting (as defined in Rule  30a-3(d)  under the 1940 Act (17 CFR  270.30a-3(d))  that occurred during the  registrant's  last fiscal half-year  that  have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1)   Registrant’s Code of Ethics, is filed herewith.

     (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

     (a)(3)   Not applicable.

     (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Little Harbor MultiStrategy Composite Fund

By (Signature and Title)	/s/ M. C. Moses Grader
M. C. Moses Grader, Vice President (principal executive officer)

Date:	June 9, 2016

Pursuant to the  requirements  of the  Securities  Exchange  Act of 1934 and the Investment  Company  Act of  1940,  this  report  has been  signed  below by the following  persons on behalf of the  registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ M. C. Moses Grader
M. C. Moses Grader, Vice President (principal executive officer)

Date:	June 9, 2016

By (Signature and Title)	/s/ John J. Hassett
John J. Hassett, Assistant Treasurer (principal financial officer)

Date:	June 9, 2016

APPENDIX A.1

 LITTLE HARBOR ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

When voting proxies on behalf of clients (including any registered investment company), the overall objective of Little Harbor Advisors, LLC (the “Investment Manager”) is to vote proxies in the best interest of the clients and, in so doing, to maximize the value of the investments made by the clients taking into consideration the clients’ investment horizons and other relevant factors.

This document sets forth the Investment Manager’s policies and procedures that are designed to meet these overall objectives. While the Investment Manager endeavors to follow these policies and procedures in all situations, special circumstances may arise from time to time that warrant a deviation.  In the case of a client that is a registered investment company, such deviations will be reported to the governing board of such registered investment company in advance of taking such action, if practicable.  In addition, the Investment Manager will apply its proxy voting policies and procedures to votes cast with respect to publicly traded companies and, to the extent applicable, to analogous actions taken with respect to investments made in private companies.

1.	General Procedures

(a)            Monitoring Corporate Actions.  When the Investment Manager receives proxy voting materials (or similar voting/solicitation notices), they are initially to the Investment Manager’s General Counsel or his or her delegate (the “Proxy Recipient”).  The Proxy Recipient must inform the Investment Manager’s Investment Committee of such receipt and review the materials, determine which client(s) hold the securities and confirm the number of securities with the Chief Operating Officer.  The Proxy Recipient will consult with a member of the Investment Committee.  The Proxy Recipient will monitor the voting deadline to ensure that the deadline for the response is met.

(b)            Determination of Voting Decisions.  Decisions on how to vote a proxy are made by the Investment Manager’s Investment Committee.  Decisions are based on a number of factors, which may vary depending on a proxy’s subject matter, but are guided by the general policies described in this document.  In addition, the Investment Committee may determine not to vote a proxy after consideration of the vote’s expected benefit to clients and the cost of voting the proxy.  In determining whether the cost of voting a proxy outweighs its expected benefit to clients, the Investment Committee may consider factors such as (i) the subject matter of the vote; (ii) the additional length of time that the Investment Manager anticipates holding the investment; and (iii) logistical issues associated with voting proxies for foreign companies.

(c)             Communication of Decision.  After making a decision to vote a proxy and determining how to vote the proxy, the Investment Committee will then submit the vote.  The Investment Committee will send completed copies of the proxy materials to the Proxy Recipient, the Chief Operating Officer and the CCO.  The physical procedures for voting proxies may vary, and can include electronic voting, forwarding voting instructions to the custodian or voting proxies forwarded by the custodian.

2.	Subject Matter Considerations

Determinations on how to vote proxies will depend largely on the subject matter at issue. When determining how to vote proxies, the Investment Committee will be guided by the general policies set forth below. These general policies are intended to promote a consistent approach to proxy voting.  The Investment Manager will, however, periodically review these policies and procedures and they may be updated as a result.  The Investment Manager views proxy subject matters as falling within the general categories described below.

(a)            Company Management and Auditors.  Proxy votes on company management include matters relating to the election of a company’s board of directors and the appointment of its independent auditors.  The Investment Manager generally will vote in support of management’s slated board of directors.  The Investment Manager may choose not to support such directors, however, when special circumstances necessitate otherwise, including for example when management compensation appears inconsistent with a company’s performance or when the board has failed to take corrective action to address persistent problems that impact the company’s performance.  When asked to vote on the appointment of a company’s auditors, the Investment Manager will support the recommendation of a company’s board, unless auditors have changed frequently or there is reasonable concern as to the independence of the auditors.

(b)            Executive and Director Compensation.  The Investment Manager believes that executive compensation plans should be in line with the interests of company shareholders. The Investment Manager’s general policy is to consider, on a case-by-case basis, new and amended executive compensation plans and to support those executive compensation plans that provide management with the ability to administer fair, competitive compensation packages to executives, so long as those plans do not provide for unmerited preferential treatment or result in excessive dilution of existing shareholders’ ownership interests.  The Investment Manager also has observed that shareholder proposals on executive compensation typically call for specific limits. The Investment Manager believes that executive compensation generally should be determined by a company’s compensation committee composed primarily of independent directors and thus the Investment Manager usually will not support compensation-related shareholder proposals. With respect to director compensation, the Investment Manager believes that it is important to consider each director’s total compensation package, including any annual retainer, meeting fees, stock options or grants and the level of pension benefits.

(c)            Corporate Structure and Shareholder Rights.  The Investment Manager views proxy votes on matters relating to changes in a company’s bylaws as falling within the category of “corporate structure and shareholders rights.” These matters may be proposed by either management or shareholders and typically address issues such as cumulative voting, preemptive rights, confidential voting, supermajority voting and similar matters.  The Investment Manager will review these matters on a case-by-cases basis and will generally vote in favor of those measures that provide management with the most operational flexibility without compromising the ownership rights of shareholders as such rights are set forth in the company’s organizational documents and any agreements with the clients whose assets managed by the Investment Manager.

(d)            Corporate and Social Policy Issues.  Social policy issues may relate to a wide range of matters, including for example environmental issues, bank lending practices, corporate political contributions and activities, alcohol and tobacco advertising, conducting business in specified countries, involvement in nuclear defense systems and similar matters.  The Investment Manager views corporate and social policy issues primarily as “ordinary business matters.”  In addition, the Investment Manager views those ordinary business matters that have a direct or indirect impact on a company’s profitability as primarily the responsibility of management, which should be approved solely by the company’s board of directors. Accordingly, the Investment Manager generally abstains or votes against proxy votes on corporate and social policy issues proposed by shareholders. Exceptions may be made when an issue may have significant economic consequences.

(e)            Deviations from the General Policies.   In the course of determining how to vote a particular proxy, the Investment Manager may encounter situations where strict adherence to the general policies described above could result in a decision that is not in a client’s best interest.  In those situations, the Investment Committee may decide to vote in another manner, but will generally consult with the CCO before doing so.

3.	Conflicts of Interest

A conflict of interest may occur where the Investment Manager or any of its employees or affiliates has a direct or indirect economic stake in the outcome of a proxy vote. Potential conflicts could arise in a number of situations. The following non-exclusive examples illustrate conflicts of interest that could arise: (a) a failure to vote in favor of management may harm the relationship of the Investment Manager, of another client has, or an affiliate, with the company; (b) a failure to vote in favor of a particular proposal may harm the relationship of the Investment Manager, of another client, or an affiliate, with the proponent of the proposal; and (c) a failure to vote for or against a particular proposal may adversely affect a business or personal relationship, such as where an officer of the Investment Manager has a spouse or other relative who serves as a director of the company, is employed by the company or otherwise has an economic interest therein.

When a potential conflict arises between the Investment Manager, on the one hand, and one or more of clients of the Investment Manager, on the other, the CCO, in consultation with the Investment Committee, will evaluate the matter to determine whether an actual conflict exists. Where an actual conflict exists, the Investment Manager will take necessary and appropriate steps to eliminate the conflict, which may include removing a particular member of the Investment Committee from the voting process or taking similar actions.  In addition, the Investment Manager may consider the following as potential methods for resolving conflicts: (a) disclosing the matter to the board of directors, if any, of the client and obtaining such board’s consent or direction, or (b) suggesting to the board of directors, if any, that such board hire a third party to make a determination on how to vote a particular proxy.

Situations may arise in which more than one client invests in the same company or another entity of the Investment Manager invests in the same company. In these situations, two or more clients may have different investment objectives, client-specific voting policies or ultimate economic interests. In these situations, clients may cast opposing votes, although the Investment Committee will generally consult with the CCO before doing so.

4.	Providing Proxy Information to Interest Holders of Collective Investment Fund Clients
If an interest holder of a collective investment fund that is a client has a right to information about how the Investment Manager votes client proxies, the Investment Manager will make information available on request or as otherwise required.  The Investment Manager also will make a copy of these policies and procedures available on request or as required.  When an interest holder makes a request about a particular vote, the Investment Manager usually will provide the following information: (a) the date of the vote; (b) a brief description of the matter voted on; (c) how (or whether) the Investment Manager casts the vote on the matter and (d) any other reasonable information a limited partner might request. Proxy voting information and the procedure for obtaining such information will be included in the Investment Manager’s Form ADV which is available to each interest holder, and in the case of clients that are registered investment companies, on Form N-PX, which contains the investment company’s proxy voting records for a recent 12-month period.

5.	Books and Records

The Investment Manager must maintain the following additional records relating to proxy voting, which must be maintained by the CCO in an easily accessible place for at least five years, the first two years in the Investment Manager’s offices: (a) a copy of these proxy voting policies and procedures; (b) a copy of each proxy statement received by the Investment Manager regarding client securities; (c) a record of each vote cast by the Investment Manager on behalf of a client; (d) a copy of all memoranda or similar documents created by the Investment Manager that were material to making a decision on the voting of client securities or that memorialize the basis for that decision; and (e) in the case of any client that is a collective investment fund, if required, a copy of each written request by an interest holder in the fund on how the Investment Manager voted proxies on behalf of a client, and a copy of any written response by the Investment Manager to any request (written or oral) by an interest holder for information on how the Investment Manager voted proxies on behalf of the fund.

The Investment Manager may satisfy the requirements to maintain copies of proxy statements received and a record of votes cast on behalf of the clients by relying on third parties to make and retain, on behalf of the Investment Manager, a copy of such proxy statements and voting records (provided that if the Investment Manager is relying on this method, it has obtained an undertaking from the third party to provide a copy of the proxy statements and voting records promptly upon request).  The Investment Manager also may satisfy the requirement to maintain copies of proxy statements by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system (to the extent that such proxy statements are available through the EDGAR system).

APPENDIX A.2

ARGONAUT MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

GENERAL PROXY VOTING POLICIES

Rule 206(4)-6 under the Advisers Act governs proxy voting by investment advisers. Rule 206(4)- 6 applies to investment advisers who are (or are required to be) registered with the SEC and who exercise proxy voting authority over client securities. In light of Argonaut’s particular investment strategy and focus, the Firm does not contemplate being in a position to receive or vote any proxies. Consequently, Argonaut has adopted a policy whereby it does not vote proxies on behalf of its Clients. In addition, Argonaut’s Advisory Client contracts expressly state that the Firm will not be voting proxies for the client and that Argonaut does not retain voting authority and the exercise of proxy voting is retained by the Advisory Client with delegation to a third party.

Argonaut informs all its Advisory Clients and Investors that it has adopted its Firm policy to not vote any such proxies. In addition, the Firm describes its proxy voting procedures to its Advisory Clients and Investors through its Form ADV Part 2A.

Notwithstanding the general policy outlined above, Argonaut will adhere to the procedures listed below

Proxy Voting Procedures

All proxies sent to Advisory Clients that are actually received by Argonaut (if any) will be forwarded to Argonaut’s Prime Broker where any Proxies will be voted at their discretion.

A record of each proxy forwarded to Argonaut’s Prime Broker will be logged in a spreadsheet for tracking purposes by the Chief Compliance Officer.

Record-Keeping Requirements

The Chief Compliance Officer will be responsible for maintaining files relating to Argonaut’s proxy voting. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Argonaut. Records of the following will be included in the files:

Copies of these proxy voting policies and procedures, and any amendments thereto;

A copy of each proxy statement that Argonaut actually receives, provided, however that Argonaut may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

A copy of each written request for information about proxies received by Argonaut and a copy of any written response to any request for such information.

APPENDIX A.3

BUCKINGHAM CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

15.1. PROXY VOTING POLICY

Policy

Buckingham Capital Management, Inc. (“BCM”), as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. BCM has retained Glass Lewis & Co. LLC (“Glass Lewis”), an unaffiliated third-party proxy voting research service, to assist with its voting of U.S. and non-U.S. proxies. Glass Lewis provides BCM with in-depth research analysis of shareholder meeting agendas, vote recommendations, reporting and recordkeeping. While BCM ultimately makes all voting decisions, BCM generally expects to vote in accordance with Glass Lewis recommendations. Glass Lewis is responsible for monitoring, receiving and voting client proxies and disclosing any potential conflicts of interest, as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

Disclosure

Our Firms’ Proxy Voting Policy and Procedures are disclosed in our brochure document (Form ADV – Part 2), including a statement that clients may request a copy of BCM’s proxy voting policies and procedures and information concerning proxy votes on its behalf.

Client Requests for Information

All client requests for information regarding proxy voting records for a client account received by any employee should be forwarded to Glass Lewis, with a concurrent notification to Compliance and Operations. In response, Glass Lewis or the Firm will prepare a written response to the client with the information requested, and, as applicable, will include the name of the issuer, the proposal voted upon, and how BCM voted the client’s proxy with respect to each proposal about which client inquired.

Voting Procedures/Guidelines

A copy of the Firm’s Proxy Voting Notice is attached hereto as Exhibit A. BCM votes proxies in the best economic interests of each client. BCM's policy is to vote or direct all proxies from a specific issuer in the same way for each client absent a reasonable rationale to vote the proxies in some other manner. For a copy of Glass Lewis’ Voting Procedures & Guidelines, please contact BCM’s Chief Compliance Officer.

Conflicts of Interest

BCM (or an affiliate of BCM) may have a relationship with an issuer that could pose a potential conflict of interest when voting the shares of that issuer on behalf of clients. BCM recognizes a potential conflict in voting the proxies of an issuer in the following examples: (i) BCM manages assets for the issuer; (ii) A corporate insider of the issuer (e.g., a director or executive officer of the issuer) is a client of BCM or an investor in one of BCM’s funds; (iii) BCM is actively soliciting that issuer, an affiliate of the issuer, or a corporate insider of the issuer or its affiliate, as a client, and the BCM employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or an executive officer of the issuer has a personal relationship with a BCM employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of BCM or an affiliate exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy.

BCM has adopted procedures by which the Proxy Voting Group will assess and make a determination with respect to situations in which BCM may be considering voting contrary to Glass Lewis. The members of the Proxy Voting Group are the CCO, a Portfolio Manager from Retail, Apparel and Footwear and a Portfolio Manager from Diversified.  The procedures are as follows:

1.
If one of BCM's Portfolio Managers determines that it is in a client’s best interest to vote contrary to Glass Lewis’ recommended vote, he or she must obtain prior written approval from the Proxy Voting Group by completing the Proxy Voting Group Questionnaire, attached hereto as Exhibit B.

2.	The Portfolio Manager will include on the Questionnaire the effective basis for his or her contrary vote recommendation, and a discussion of the apparent conflict of interest.

3.
The Proxy Voting Group will review the matter and provide its decision to the requesting Portfolio Manager and the Operations Team for processing.   The CCO or his/her designee will ensure that the actions taken by the Proxy Voting Group are recorded in writing.

A summary of BCM’s voting decisions is provided to clients annually, including any instance in which the firm voted contrary to the Glass Lewis recommendation.  The summary will include the following:

1.	A numeric summary of proxies voted;

2.	An offer to provide actual proxies voted;

3.	A summary of those instances, if any, in which BCM voted contrary to Glass Lewis; and

4.
A description of any potential conflicts of interest in connection with proxies voted, including but not limited to those instances in which a client of BCM or an investor in a BCM fund is a corporate insider of the issuer of the security voted.

BCM will maintain a record of the disclosures made to clients.

Glass Lewis maintains its own Conflict of Interest Statement, and Conflict Avoidance Procedures, that endeavor to establish policies and procedures to mitigate any conflicts of interest that may arise in Glass Lewis’ performance of their duties under BCM’C Proxy Voting Policy as stated herein.

When Glass Lewis notifies BCM of a potential or actual conflict of interest, BCM will rely on the assistance of its Proxy Voting Group.

Recordkeeping

The Firm relies on Glass Lewis for its assistance in retaining the following proxy records in accordance with the SEC’s five-year retention requirement.

1.	Proxy Voting policies and procedures and any amendments thereto;

2.	Proxy statements received for clients and fund securities;

3.	Records of votes cast on behalf of clients and funds;

4.	Any document that BCM created that is material to its decision to vote a proxy, or that memorializes the basis for the decision; and

A copy of written requests for proxy voting information and written responses from BCM to either a written or oral request.

APPENDIX A.4

CORSAIR CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES
Policy

Corsair Capital Management, L.P., Corsair Capital Advisors, L.L.C., Corsair Select Advisors, L.L.C. and/or Corsair Operations Management, L.P. (collectively, the “Firm”) have voting discretion over securities held in at least some of its Accounts and will exercise that discretion in the best interests of its clients and in accordance with these policies and procedures.

1.2               Procedures

The Firm’s “Proxy Coordinator” will be responsible for determining how to vote all proxy statements received by the Firm with respect to securities held in its clients’ accounts.  Jay Petschek and/or Steve Major (either jointly or singly) will be the Firm’s Proxy Coordinator.  The Firm currently retains a third party, Institutional Shareholder Services, Inc. (“ISS”), to assist the Firm in voting proxies.

1.3               Voting Guidelines

Proxies received by the Firm with respect to securities held in its clients’ accounts will generally be voted by ISS.  ISS may also abstain from voting such proxies. However, the Proxy  Coordinator may elect to vote such proxies and/or override ISS, and in such case, it will vote the proxies in accordance with the best interests of each of the Accounts for which it is voting.  In addition, the Proxy Coordinator may determine to abstain from voting a proxy if he believes that such action is in the best interests of the applicable Account.  The Proxy Coordinator may take into account the following factors, among others, in determining if a specific proposal is in, or not opposed to, the best interests of the Accounts:

(a)            management of the issuer’s views and recommendations on such proposal;

(b)            whether the proposal may have the effect of entrenching existing management and/or making management less responsive to shareholders’ concerns (e.g., instituting or removing a poison pill, classified board of directors and/or other anti-takeover measure); and

(c)            whether he or she believes that the proposal will fairly compensate management for its and/or the issuer’s performance.

1.4               Conflicts of Interest

(a)            The Firm will maintain a “Proxy Conflicts Watch List” containing the names of issuers with respect to which the Firm has identified a conflict of interest.  Such conflicts may arise, for example, from the following relationships:  (i) the issuer is an investor in a fund or account managed by the Firm; (ii) the issuer has a material business relationship with the Firm; (iii) the proponent of a proxy proposal has a business relationship with the Firm (e.g., the proponent is a pension plan for which the Firm manages money); (iv) the Firm has material business relationships with candidates for director in a proxy contest; or (v) an employee of the Firm has a personal interest in the outcome of a particular matter.  This list provides examples of possible conflicts of interest and is not meant to be comprehensive.  Each employee must notify the Firm’s Chief Compliance Officer of any potential conflicts of interest of which he or she is aware, and the Chief Compliance Officer should make a determination as to whether an item should be added to the Proxy Conflicts Watch List.

(b)            If the Chief Compliance Officer believes that a material conflict exists between the Firm and any of its clients for which it is voting, the Firm shall rely exclusively on ISS to vote such proxies (and the Proxy Coordinator will not vote such proxies or override ISS’s vote).

Special considerations may apply in cases of conflicts of interest involving those funds that are deemed to constitute “plan assets” under ERISA.  The Chief Compliance Officer will confer with appropriate ERISA counsel in such cases.

1.5               Disclosure

(a)            The Firm will disclose in its brochure that clients may obtain information on how the Firm voted the applicable Account’s securities and to request a copy of these policies and procedures.  If a client requests this information, the Firm will prepare a written response that lists, with respect to each voted proxy that the client has inquired about (i) the name of the issuer; (ii) the proposal voted upon; and (iii) how the Firm voted the applicable client’s securities, as applicable.

(b)            A concise summary of these policies and procedures will be included in the Firm’s Form brochure or provided to clients separately, and will be updated whenever there are material updates to these policies and procedures.  The Firm will make a copy of these Proxy Voting Policies and Procedures available to any investor in an Account who so requests.

1.6               Recordkeeping

The Firm will maintain files relating to its proxy voting procedures.  Records will be maintained and preserved in an easily accessible place for 5 years from the end of the fiscal year during which the last entry was made on a record, with records for the first 2 years being kept at the Firm’s main office.  Records of the following will be included in the files:

(a)            A copy of these policies and procedures, and any amendments hereto.

(b)            A copy of each proxy statement that the Firm receives regarding Account securities, although the Firm may rely on obtaining copies of proxy statements from the EDGAR system for those proxy statements that are so available.

(c)            A record of each vote that the Firm casts on behalf of an Account.

(d)            A copy of any document created by the Firm that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision.

(e)            A copy of each written client request for information on how the Firm voted proxies on behalf of the client, and a copy of any written response by the investment adviser to any (written or oral) client request for information on how the adviser voted proxies on behalf of the requesting client.

APPENDIX A.5

ECLIPSE CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICIES AND PROCEDURES

The investment strategy of Eclipse Capital Management, L.P. (“Eclipse”) is based on investments in financial instruments and securities that do not generally include voting rights. Consequently, Eclipse has not adopted a proxy voting policy. In the event that Eclipse acquires a financial instrument or security with respect to which it would have voting rights, the Investment Manager would consider whether and how to vote such securities.

APPENDIX A.6

HADRON CAPITAL, LLP

SEC PROXY VOTING RULE

(a)            Introduction

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on  how  proxies were voted.

In accordance with the Proxy Rule and with the Stewardship Code, it is the policy of the Firm to vote all proxies in the best interests of its clients. The Compliance Officer is responsible for ensuring adherence to this policy and he is responsible for reviewing the policy at least annually.

(b)            Proxy Voting Procedure

The Firm will generally vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any, on a case-by-case basis and in accordance with the following guidelines:

1.            Support a current management initiative if the Firm’s view of the issuer’s management is favorable;

2.            Vote to change the management structure of an issuer if it would increase shareholder value;

3.            Vote against management if there is a clear conflict between the issuer’s management and shareholder interest;

4.            In some cases, though the Firm supports an issuer’s management, there may be corporate governance issues that the Firm believes should be subject to shareholder approval; and/or

5.            May abstain from voting proxies when it is determined that the cost of voting the proxy exceeds the expected benefit to its clients.

The portfolio managers will receive all proxies and will determine how to vote each such proxy. Upon making a decision, the portfolio managers will instruct the Compliance Officer on how to vote. It is the responsibility of the Compliance Officer to either vote the shares or to instruct the prime broker of the Firm’s voting decision in order to update the client’s proxy voting record. The Compliance Officer must ensure that the voting of all proxies is completed in a timely manner and must monitor the effectiveness of these policies.

(c)            Conflicts of Interest

The Firm will not put its own interests ahead of those of any Client and will resolve any possible conflicts between its interests and those of the Client in favor of the Client.  In the event that a potential conflict of interest arises, the Firm will undertake the below analysis.

A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence the Firm’s decision making in voting the proxy.  If such a material conflict is deemed to exist, the Firm will refrain completely from exercising its discretion with respect to voting the proxy and will instead refer that vote to an outside service for its independent consideration. If it is determined that any such conflict or potential conflict is not material, the Firm may vote the proxy.

(d)            Record keeping

In accordance with Rule 204-2 of the Advisers Act, the Compliance Officer will maintain the following records with respect to proxies:

1.            A record of each proxy received (if this is in e-mail form from the prime broker, a copy of the e-mail).

2.            A record of each proxy executed and the reason behind the voting decision, if such decision was inconsistent with the general guidelines above.

3.            A record of each proxy abstained and the reason behind the abstention.

4.            All documents which were material to the voting decision, including documents which were created by the portfolio managers (e.g. spreadsheets).

5.            Written requests from an investor for information on how the Firm voted proxies and its response to any request (oral or written) from the investor for such proxy voting information.

6.            A written record of all disclosures, resolutions and determination of proxy vote arising from a conflict of interest.

The Compliance Officer will maintain such records for a period of five years – in the Firm’s office for the first two years and in an easily accessible place for the remaining three years.

(e)            Operating Procedures and Compliance Review

The Firm will vote proxies as it deems necessary or appropriate, on a case by case basis.  Prior to voting, the Compliance Officer will make a determination as to whether a material conflict of interest exists and will either resolve the conflict or refer the proxy vote to an outside service for its independent consideration. The Compliance Officer will conduct a periodic review and sampling of the proxy voting records to confirm that proxies are voted according to the Firm’s policies and records are appropriately maintained.

APPENDIX A.7

NEW GENERATION ADVISORS, LLC

PROXY VOTING POLICIES AND PROCEDURES

VII. PROXY VOTING POLICY

The Proxy Officer will be the Chief Administrative Officer of NGA or any other such person as s/he may designate. The Proxy Officer is responsible to see that all Proxies are handled in accordance with this Proxy Voting Policy. All proxies, plan of reorganization ballots and other corporate action items requiring voting (collectively “Proxies”), whether received at NGA by mail or electronic notification, will be forwarded to the Proxy Officer. The Proxy Officer will collect and process all proxies which arrive by mail. S/he will be responsible to insure that each proxy vote is recorded in the Proxy Voting Record.

The Proxy Officer will record Proxies voted by mail and proxies voted through various online agencies (mainly proxyvote.com), on the Proxy Voting Record, maintained on NGA’s “O” Drive. The Proxy Voting Record will contain the name of the Proxy, the name of the account, voting deadline, date voted, and the name of the person who voted. In addition, whenever possible, a PDF copy of each online Proxy will be stored on NGA’s “O” Drive.

Additionally, the Chief Risk Officer will record the same information for Proxies voted via the Goldman Sachs or JP Morgan Institutional Portals on the Proxy Voting Record.  Records of Proxies voted via the Goldman Sachs Institutional Portal are also stored on the Goldman Sachs website.

The Proxy Voting Record will be maintained in accordance with the document retention policy of NGA. The form of the Proxy Voting Record will be agreed upon from time to time by the Proxy Officer and the Chief Compliance Officer.

A. VOTING PROCEDURES

All contested matters will be treated on a case by case basis, but the Proxy Officer may use his/her best judgment as to whether a shareholder proposal represents a routine matter or should be dealt with on a case by case basis.

Procedure for Proxies related to annual shareholder meetings which contain only routine matters, such as the elections of Directors or auditors, etc:

These Proxies will be voted by the Proxy Officer after consultation with one of the analysts (when necessary).

Procedure for Proxies related to shareholder meetings which contain “case by case” matters, such as, (i) mergers and acquisitions; (ii) any compensation plan or other transaction that could significantly dilute or otherwise reduce the ownership position of current equity holders; (iii) any action that could significantly reduce the liquidity of or reporting requirements relating to a security held by the Company’s clients; (iv) any changes to the terms of a debt security held by the Company’s clients; and (v) plans of reorganization ballots:

These types of Proxies will be decided by the investment analyst(s), in consultation with the President of NGA, or in his absence a Vice President.  After such consultation, the analyst(s) will vote the Proxy according to this Proxy Voting Policy.

B. CONFLICTS OF INTEREST

The Proxy Officer shall use his/her best efforts to be knowledgeable about the identity of the Company’s managed account clients and the limited partners in the partnerships in which the Company is the general partner (collectively, Investors). Whenever the Proxy Officer determines that an Investor or an officer or director of the Company has an interest in the outcome of a particular Proxy, he shall consult with the President of the Company. Unless the President and Proxy Officer together make a good faith determination that the conflict of interest is ‘de minimis,’ it shall be treated in one of the following ways:
1.
the President shall consult with each of the managed account clients that have no interest in the outcome of the Proxy and shall vote each of  such managed accounts as directed by the clients; he shall also vote the Proxies of all of the limited partnerships in the manner directed by the majority of the disinterested managed accounts; or

2.
the President will seek an independent opinion on how to vote the Proxy (from an independent service such as Institutional Shareholders Services or Glass Lewis & Co.) and will vote the proxy according to such independent opinion.

3.
If the Proxy Officer has determined that the President has an interest in the outcome of a particular Proxy, the Proxy Officer and Chief Compliance Officer shall perform the functions described in the preceding paragraphs 1.) and 2.).

In any such case, the President or the Proxy Officer shall file a memo with the Proxy Voting Record describing the conflict of interest and the method used to resolve it.

C. CLIENT REQUEST FOR PROXY INFORMATION

Copies of any requests for voting information from any client or limited partner, together with the Company’s response, shall be kept in such client’s or limited partner’s file.

D. COMPLIANCE AND MONITORING

Any questions about these policies should be addressed to the Chief Compliance Officer or George Putnam. Any suspected violations of these policies should be reported to the Chief Compliance Officer or George Putnam. The Chief Compliance Officer or his designee shall periodically (and not less frequently than annually) review and test compliance with these Procedures and Policies.

APPENDIX A.8

PASKEWITZ ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

The investment strategy of Paskewitz Asset Management, LLC (“Paskewitz”) is based on investments in financial instruments and securities that do not generally include voting rights. Consequently, Paskewitz has not adopted a proxy voting policy. In the event that Paskewitz acquires a financial instrument or security with respect to which it would have voting rights, the Investment Manager would consider whether and how to vote such securities.

APPENDIX A.9

REVOLUTION CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

The investment strategy of Revolution Capital Management, LLC (“Revolution”) is based on investments in financial instruments and securities that do not generally include voting rights. Consequently, Revolution has not adopted a proxy voting policy. In the event that Revolution acquires a financial instrument or security with respect to which it would have voting rights, the Investment Manager would consider whether and how to vote such securities

APPENDIX A.10

ZADIG GESTION (LUXEMBOURG) S.A.

VOTING RIGHTS STRATEGY

Monitoring of the situation of companies:

The economic and social situation of the companies in which the Funds are invested is monitored daily by the management committee, with the assistance of the Investment Advisor. Zadig Gestion (Luxembourg) S.A. also relies on Prime Brokers and Custodians to notify of any corporate action raised relating to the payment of dividends so that Zadig Gestion (Luxembourg) S.A. is able to act on any of these issues in the best interest of the unitholders.

In order to participate in the meetings of all the Companies in Portfolios, Zadig Gestion (Luxembourg) S.A. signed a Proxy Voting Services agreement with Institutional Shareholder Services Europe S.A. ("ISS").

The services covered by ISS are as follow, but not limited:

•	Zadig Gestion (Luxembourg) S.A. has an access to the ISS ProxyExchange web-based voting and research platform to access vote recommendations, research reports;

•	On the platform, Zadig Gestion (Luxembourg) S.A. is able to execute voting instructions for every meeting of a Company in Portfolios;

•	ISS implements the voting instructions by gathering all the required information and sending final instructions to the Prime Brokers and/or Custodians.

Zadig Gestion (Luxembourg) S.A. uses the research reports provided by ISS and advices from the Investment Advisor to implement the voting instruction for every Companies, in the interest of the Funds’ shareholders. In case the shares are blocked in order to participate to the vote, the Management Company will decide to vote or not, in the best interest of the Shareholders of the Funds.

Disclosure

Information on Zadig’s voting rights strategy is held at Zadig’s registered address and can be obtained upon request by investors. It is also on the company’s website, www.zadig.lu.

Proxy Voting Policy

Zadig shall manage its proxy voting according to the following policies.

Upon request by a client, Zadig will vote proxies based on Zadig’s reasonable judgment of that vote most likely to produce favorable financial results for the client. Proxy votes generally will be cast in favor of proposals that maintain or strengthen the shared interests of shareholders and management, increase shareholder value, maintain or increase shareholder influence over the issuer’s board of directors and management, and maintain or increase the rights of shareholders; proxy votes generally will be cast against proposals having the opposite effect. However, Zadig will consider both sides of each proxy issue. Consistent with Zadig’s paramount commitment to the financial investment goals of its clients, social considerations will not be considered absent contrary instructions by a client.

Conflicts of interest between Zadig or a principal of Zadig and Zadig’s clients in respect of a proxy issue conceivably may arise. If Zadig determines that a material conflict of interest exists, Zadig will take necessary steps to resolve the conflict before voting the proxies. For example, Zadig may disclose the existence and nature of the conflict to the client owning the securities, and seek directions on how to vote the proxies; Zadig may abstain from voting, particularly if there are conflicting client interests (for example, where client accounts hold different client securities in a competitive merger situation); or take other necessary steps designed to ensure that a decision to vote the proxy is in the client’s best interest and was not the product of the conflict.

Zadig keeps certain records required by applicable law in connection with its proxy voting activities for certain clients and shall provide proxy voting information to such clients upon their written or oral request.